Exhibit 10.2
SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of October 4, 2005, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and WACHOVIA CAPITAL MARKETS, LLC (as successor to Wachovia Securities, Inc.), as Administrator (the “Administrator”).
RECITALS
     1. The Seller, Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Second Amended and Restated Receivables Purchase Agreement dated as of September 2, 2003 (as amended through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
     2. Amendments to Agreement. The Agreement is hereby amended as follows:
     2.1 The definition of “NED Division” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
“NED Division” means (i) each of the following branches of WESCO or Wesco Equity Corporation, as applicable, for so long as they do not use the ENDURA System: (a) Brown Electric, (b) Bruckner International Group-Houston, (c) Bruckner Supply, (d) Coghlin Electric, (e) IES (Birmingham), (f) Reily-Tri-City-Ies (Mobile) and (g) Whitehill Electric; (ii) Carlton-Bates Company; and (iii) Carlton-Bates Company of Texas, L.P.
     2.2 The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the amount “$350,000,000” therein and substituting the amount “$400,000,000” therefor.
     2.3 The Commitment with respect to Fifth Third Bank, as a Related Committed Purchaser, as set forth on Fifth Third Bank’s signature page to the Agreement, is hereby

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amended by deleting the amount “$75,000,000” therein and substituting the amount “$87,500,000” therefor.
     2.4 The Commitment with respect to General Electric Capital Corporation, as a Related Committed Purchaser, as set forth on General Electric Capital Corporation’s signature page to the Agreement, is hereby amended by deleting the amount “$75,000,000” therein and substituting the amount “$85,000,000” therefor.
     2.5 The Commitment with respect to PNC Bank, National Association, as a Related Committed Purchaser, as set forth on PNC Bank, National Association’s signature page to the Agreement, is hereby amended by deleting the amount “$65,000,000” therein and substituting the amount “$77,500,000” therefor.
     2.6 The Commitment with respect to Wachovia Bank, National Association, as a Related Committed Purchaser, as set forth on Wachovia Bank, National Association’s signature page to the Agreement, is hereby amended by deleting the amount “$135,000,000” therein and substituting the amount “$150,000,000” therefor.
     3. Representations and Warranties. The Seller and Servicer hereby represent and warrant to each of the parties hereto as follows:
(a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.

(b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion, (b) written confirmation of satisfaction of the Rating Agency Condition with respect to each Purchaser, as applicable, and (c) such other agreements, documents and instruments as the Administrator shall request.
     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

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     7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
     8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

WESCO RECEIVABLES CORP.
By:	/s/ Daniel A. Brailer

Name:	Daniel A. Brailer

Title:	Treasurer

WESCO DISTRIBUTION, INC., as Servicer
By:	/s/ Daniel A. Brailer

Name:	Daniel A. Brailer

Title:	Treasurer

WACHOVIA CAPITAL MARKETS, LLC, as Administrator
By:	/s/ William P. Rutkowski

Name:	William P. Rutkowski

Title:	Vice President

MARKET STREET FUNDING CORPORATION, as a Conduit Purchaser
By:	/s/ Doris J. Hearn

Name:	Doris J. Hearn

Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street Funding Corporation
By:	/s/ John T. Smathers

Name:	John T. Smathers

Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Conduit Purchaser
By:	/s/ Howard S. Weinberg

Name:	Howard S. Weinberg

Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as Purchaser Agent for General Electric Capital Corporation
By:	/s/ Howard S. Weinberg

Name:	Howard S. Weinberg

Title:	Duly Authorized Signatory

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BLUE RIDGE ASSET FUNDING CORPORATION, as a Conduit Purchaser
By:	Wachovia Capital Markets, LLC as Attorney in Fact
By:	/s/ Douglas R. Wilson, Sr.

Name:	Douglas R. Wilson, Sr.

Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Blue Ridge Asset Funding Corporation
By:	/s/ William P. Rutkowski

Name:	William P. Rutkowski

Title:	Vice President

FIFTH THIRD BANK, as a Conduit Purchaser
By:	/s/ Robert O. Finley

Name:	Robert O. Finley

Title:	Vice President

FIFTH THIRD BANK, as Purchaser Agent for Fifth Third Bank
By:	/s/ Robert O. Finley

Name:	Robert O. Finley

Title:	Vice President

THE RELATED COMMITTED PURCHASERS:
PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Market Street Funding Corporation
By:	/s/ John T. Smathers

Name:	John T. Smathers

Title:	Vice President

FIFTH THIRD BANK, as a Related Committed Purchaser for Fifth Third Bank
By:	/s/ Robert O. Finley

Name:	Robert O. Finley

Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Related Committed Purchaser for General Electric Capital Corporation
By:	/s/ Howard S. Weinberg

Name:	Howard S. Weinberg

Title:	Duly Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION, as Related Committed Purchaser for Blue Ridge Asset Funding Corporation
By:	/s/ William P. Rutkowski

Name:	William P. Rutkowski

Title:	Vice President

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